UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2007

EMERGENCY MEDICAL SERVICES CORPORATION
EMERGENCY MEDICAL SERVICES L.P.
(Exact name of each registrant as specified in its charter)

	001-32701	20-3738384
Delaware	333-127115	20-2076535
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01            Entry Into a Material Definitive Agreement

The 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) of Emergency Medical Services Corporation (“EMSC”) was held on May 15, 2007.  At the 2007 Annual Meeting, EMSC’s stockholders approved the adoption of the Non-Employee Director Compensation Program (the “Program”), which had previously been adopted by EMSC’s Board of Directors on June 1, 2006, subject to stockholder approval.

The material terms of the Program are set forth in detail in “Proposal 2,” beginning on page 37 of EMSC’s definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 16, 2007, which discussion is incorporated herein by reference.  The Program is incorporated by reference to Annex A of the Proxy Statement.

Section 5 - Corporate Governance and Management

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

Adoption of the Long-Term Incentive Plan

On April 7, 2007, the Board of Directors of EMSC approved the adoption of the EMSC Long-Term Incentive Plan (the “Plan”), subject to stockholder approval. The stockholders of EMSC approved the Plan at the 2007 Annual Meeting. The material terms of the Plan are set forth in detail in “Proposal 3,” beginning on page 40 of the Proxy Statement, which discussion is incorporated herein by reference.  The Plan is incorporated by reference to Annex B of the Proxy Statement.

Adoption of the Employee Stock Purchase Plan

 On April 4, 2007, the Board of Directors of EMSC approved the adoption of the EMSC 2007 Employee Stock Purchase Plan (the “ESPP”), subject to stockholder approval. The stockholders of EMSC approved the ESPP at the 2007 Annual Meeting. The material terms of the ESPP are set forth in detail in “Proposal 4,” beginning on page 44 of the Proxy Statement, which discussion is incorporated herein by reference.  The ESPP is incorporated by reference to Annex C of the Proxy Statement.

Section 9 - Financial Statements and Exhibits

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits

10.1	EMSC Non-Employee Director Compensation Program (incorporated by reference to Annex A to the EMSC’s Proxy Statement filed on April 16, 2007).

10.2	EMSC Long-Term Incentive Plan (incorporated by reference to Annex B to the EMSC’s Proxy Statement filed on April 16, 2007).

10.3	EMSC 2007 Employee Stock Purchase Plan (incorporated by reference to Annex C to the EMSC’s Proxy Statement filed on April 16, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION
(Registrant)

May 18, 2007	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P.
(Registrant)

	By:	Emergency Medical Services Corporation,
its General Partner

May 18, 2007	By:	/s/ Todd G. Zimmerman
Todd G. Zimmerman
Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Description

10.1	EMSC Non-Employee Director Compensation Program (incorporated by reference to Annex A to the EMSC’s Proxy Statement filed on April 16, 2007).
10.2	EMSC Long-Term Incentive Plan (incorporated by reference to Annex B to the EMSC’s Proxy Statement filed on April 16, 2007).
10.3	EMSC 2007 Employee Stock Purchase Plan (incorporated by reference to Annex C to the EMSC’s Proxy Statement filed on April 16, 2007).